UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 07, 2026

MediaCo Holding Inc. (Exact Name of Registrant as Specified in Its Charter)

001-39029
(Commission File Number)

Indiana	84-2427771
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

48 West 25th Street, Third Floor
New York, New York 10010
(Address of principal executive offices, including zip code)

(212) 447-1000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 7, 2026, MediaCo Holding Inc. (the “Company”) held the Company’s 2026 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected three directors to the Company’s board of directors for terms of three years; (ii) approved an amendment to the Company’s 2025 Equity Compensation Plan; (iii) voted on an advisory basis to approve the compensation of the Company’s named executive officers; and (iv) ratified the selection by the Board’s Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026. The results of these votes, as certified by the inspector of elections for the Annual Meeting, are set forth below.

Proposal 1. Election of three directors to the Company’s board of directors for terms of three years.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Jacqueline Hernández (Class A director)	71,087,304	8,156	1,597,196
Mary Beth McAdaragh (Class B director)	54,131,970	0	0
Amit Thakrar (Director)	125,075,542	151,888	1,597,196

Proposal 2. Approval of Amendment to the Company’s 2025 Equity Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,167,721	58,478	1,231	1,597,196

Proposal 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,615,954	52,634	89,558,842	1,597,196

Proposal 4. Ratification of the selection by the Board’s Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,796,718	11,122	16,786	--
EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIACO HOLDING INC.

Date:	August 12, 2026	By:	/s/ Roberto Castro
Roberto Castro
Interim Chief Financial Officer and Interim Treasurer